TOUCHSTONE STRATEGIC TRUST

Touchstone International Small Cap Fund (the "Fund")

Supplement dated May 22, 2020 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated October 30, 2019

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Name, Sub-Advisor, Investment Goal & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 21, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund, which will take effect on or about September 12, 2020: a name change for the Fund to the Touchstone International Growth Fund, the appointment of DSM Capital Partners LLC ("DSM") as sub-advisor to the Fund, and the changes to the Fund's investment goal and principal investment strategies as detailed herein (together, the "Repurposing"). Daniel Strickberger will serve as the Fund's portfolio manager upon the appointment of DSM. The Repurposing does not require shareholder approval.

In addition, the Board approved the termination of the Fund's current sub-advisor, Copper Rock Capital Partners LLC ("Copper Rock"), effective immediately, and the appointment of Russell Investments Implementation Services, LLC (“Russell”) as interim sub-advisor to the Fund during the period from May 22, 2020 through the effective date of the Repurposing. Russell will manage the Fund to seek to achieve similar returns to the Fund's current benchmark, the S&P Developed ex-U.S. SmallCap Index, during this period.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this period.

Effective immediately, all references to Copper Rock as sub-advisor of the Fund in the summary prospectus, prospectus, and Statement of Additional Information ("SAI") are deleted and replaced with Russell.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.1 trillion in assets for clients in over 2,190 transition events in the last three calendar years.  These clients had investment strategies spanning across various mandates. As of March 31, 2020, Russell was managing eight mandates with $2.3 billion in assets across a broad range of asset classes.  Specific to interim management engagements, Russell has handled more than 115 assignments with over $45 billion in assets under management.

Effective September 12, 2020, all references to Russell as sub-advisor of the Fund in the summary prospectus, prospectus, and SAI will be deleted and replaced with DSM and all references to the Touchstone International Small Cap Fund will be deleted and replaced with Touchstone International Growth Fund.  DSM also serves as sub-advisor to the Touchstone International Growth Opportunities Fund, a series of the Trust. As the sub-advisor, DSM will make investment decisions for the Fund and will also ensure compliance with the Fund's investment policies and guidelines. As of April 30, 2020, DSM managed approximately $7.7 billion in assets.

The following changes to the Fund's investment goal and principal investment strategies will be made in connection with the Repurposing, which will take effect on or about September 12, 2020:

	Current	Effective September 12, 2020
Investment Goal:	The Fund seeks to provide investors with capital appreciation.	The Fund seeks to achieve long-term capital appreciation.

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	Current	Effective September 12, 2020
Principal Investment Strategies:
The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-cap companies, including companies located in emerging market countries. For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the S&P Developed ex-U.S. SmallCap Index (between approximately $ 42 million and $ 16.1 billion as of September 30, 2019). The size of the companies in the S&P Developed ex-U.S. SmallCap Index will change with market conditions. For purposes of this Fund, non-U.S. companies are companies that meet at least one of the following criteria:

- They are organized under the laws of a foreign country.

- They maintain their principal place of business in a foreign country.

- The principal trading market for their securities is located in a foreign country.

- They derive at least 50% of their revenues or profits from operations in foreign countries.

- They have at least 50% of their assets located in foreign countries.

Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”) and other depositary receipts.

When identifying potential investments, the Fund's sub-advisor, Copper Rock Capital Partners LLC ("Copper Rock"), looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.

Under normal circumstances, the Fund will primarily invest its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market conditions, the Fund primarily invests its assets directly in the securities of foreign issuers, and may also invest through, but not limited to, American Depository Receipts ("ADRs") and other depositary receipts. The Fund generally will contain 25 to 50 equity securities.

In determining whether an issuer is foreign, DSM Capital Partners LLC ("DSM"), the Fund's sub-advisor, will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the DSM. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States, including issuers in emerging market countries. The Fund may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other emerging market countries, which involves certain additional risks and special considerations not typically associated with investment in more developed economies or markets. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. As of April 30, 2020, the countries in the MSCI Emerging Markets Index included: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The country composition of the MSCI Emerging Markets Index can change over time.

DSM manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM holds securities with long-term investment horizons and does not engage in short-term frequent trading. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

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Upon the Repurposing, the Fund's principal small-cap risk is removed and the Fund will be subject to certain additional principal risks including growth-investing risk, convertible securities risk, and sector focus risk, which will be set forth in an updated summary prospectus, prospectus and SAI for the Fund.

In connection with the Repurposing, the Fund's primary benchmark will be changed to the MSCI All Country World ex-U.S. Index, effective September 12, 2020. The Fund's current primary benchmark is the the S&P Developed ex-U.S. SmallCap Index.

Reduction in Advisory Fee and Expense Limitations of the Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and the Trust, on behalf of the Fund, in order to lower the Fund's advisory fee rate to 0.80% on the first $1 billion of average daily net assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion, effective September 12, 2020. The Fund's current advisory fee is 0.95% on the first $300 million; 0.90% on the next $200 million; 0.85% on the next $250 million; 0.80% on the next $250 million; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Additionally, effective September 12, 2020, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 1.99%, 0.99% and 0.89% of average daily net assets for Classes A, C, Y and Institutional shares, respectively. This contractual expense limitation will be effective through September 29, 2021. The Fund’s current contractual expense limitations are 1.55%, 2.30%, 1.30%, and 1.18% for Classes A, C, Y and Institutional shares, respectively.

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Shareholders of the Fund will receive an Information Statement providing more information about the changes detailed herein.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
 *A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TNSAX-S1-2005